Exhibit 99.10




Mortgage Guaranty Insurance Corporation                                    MGIC
250 E. Kilbourn Avenue
P.O. Box 488, Milwaukee, Wisconsin 53201-0488


         -----------------------------------------------------------
                         Declaration Page for Use With
                      Mortgage Guaranty Master Policy for
                          Multiple Loan Transactions
         -----------------------------------------------------------

------------------------------------------------------------------------------
Mortgage Guaranty Insurance Corporation (a stock insurance company hereinafter called the "Company") agrees to pay to the Insured identified below, in consideration of the premium or premiums to be paid as specified in this Policy and in reliance on the Insured's Application for coverage under this Policy any Loss due to the Default by a Borrower on a Loan, subject to the terms and conditions in this Policy.
------------------------------------------------------------------------------


Insured's Name and Mailing Address:                             Master Policy Number:
The Bank of New York Trust Co. N.A. as Co-Trustee for               04-355-5-1947
CWABS Asset-Backed Certificates Trust, Series 2006-3
5730 Katella Avenue
Cypress, California  90630                                    Effective Date of Policy:
                                                                  February 1, 2006


Security:
CWABS Asset-Backed Certificates Trust, Series 2006-3

-------------------------------------------------------------------------------

Includes Terms and Conditions #71-70276 (2/05)

Includes Endorsement(s):  none






------------------------------------------------------------------------------

In Witness Whereof, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.


   /s/                         [SEAL]               /s/
          President                                      Secretary

                   MORTGATGE GUARANTY INSURANCE CORPORATION



             -----------------------------------------------------
                           Authorized Representative
                      Steven M. Thompson, Vice President


------------------------------------------------------------------------------

Mortgage Guaranty Insurance Corporation                                  MGIC
250 E. Kilbourn Avenue
P.O. Box 488, Milwaukee, Wisconsin 53201

                   ----------------------------------------
                                  Certificate
                              (Covering Multiple
                                    Loans)
                   ----------------------------------------

------------------------------------------------------------------------------
Mortgage Guaranty Insurance Corporation, 250 E. Kilbourn Avenue/P.O. Box 488, Milwaukee, Wisconsin 53201-0488 (the "Company"), hereby agrees to pay to the Insured any Loss due to the Default by a Borrower on any Loan identified on the attached Certificate Schedule, subject to the terms and conditions of a master policy for multiple loan transactions (the "Master Policy") identified below, and in reliance on the Insured's Application for insurance.


        Insured's Information                                                 Coverage Information
-----------------------------------------------------             -----------------------------------------------------
Insured Name and Mailing Address:                                 Certificate Issuance Date:     February 27, 2006

The Bank of New York Trust Co. N.A. as Co-Trustee for             Certificate Effective Date:           February 1,
CWABS Asset-backed Certificates Trust, Series 2006-3              2006
5730 Katella Avenue
Cypress, California  90630                                        Number of Loans Insured:   348

                                                                  Aggregate Insured Amount of Loans:   $48,830,232.60

                                                                  Coverage Amount and Certificate Number for each Loan
                                                                  as shown on attached Certificate Schedule.


         Master Policy Information                                               Premium Information
-----------------------------------------------------             -----------------------------------------------------

Master Policy Number:           04-355-5-1947                     Premium Rate:     355 basis points (annualized)

                                                                  Premium Type:     Monthly
Applicable Endorsements:         none
                                                                  Premium Refundability:      Non- Refundable

                                                                  Renewal Option:    Declining

                                                                  Premium Source:    Non-Borrower Paid

Notes
------------------------------------------------------------------------------

o The attached Certificate Schedule contains a summary of coverage and premium information on a Loan-by-Loan basis and the Certificate Schedule is incorporated herein and constitutes a part of this Certificate.

o The premium rates identified on the attached Certificate Schedule do not include any applicable state and local premium taxes for Loans for which such taxes may be due and required to be paid by the Insured, and which will be billed by the Company to the Insured.

o This Certificate becomes effective without the Insured's execution or return of same.

o In issuing this Certificate, the Company has relied upon certain information and data received from or on behalf of the Insured, including, but not limited to, information and data contained in one or more electronic file transfers to the Company, as well as information and data summarized in a letter from MGIC to the Insured and any such other parties identified in such letter. Such information and data and a copy of such letter are attached to this Certificate.

o All capitalized terms used herein shall have the meaning assigned to such terms in the Master Policy.


INSURED CERTIFICATION: By tendering the initial premium, the Insured certifies that: 1) each of the Loans identified on the attached Certificate Schedule has been closed; 2) Loan information set forth on the attached Certificate Schedule and any other attachments to this Certificate is true and correct and the Company can rely on it in extending coverage to the Loans; 3) none of the Loans is in Default as of its Certificate Effective Date; and 4) as of the Certificate Issuance Date set forth above, the Insured had no knowledge of any material changes in any statement or representation contained in the Application relating to insurance of a Loan.

------------------------------------------------------------------------------
                      KEEP THIS ORIGINAL CERTIFICATE     DO NOT RETURN TO MGIC


Total Number of Insurable Loans:                                            348
Total Amount of Insurable Loans:                                       $48,830,232.60
Annualized Monthly Premium Rate:                                          355 bps

     1          44659090          $224,425.00          100.00                40             to be assigned
     2          91747188           $66,999.91          100.00                40             to be assigned
     3          92543759           $52,395.47          100.00                40             to be assigned
     4          93279715           $54,667.87          100.00                40             to be assigned
     5          94607868          $121,471.56          100.00                40             to be assigned
     6          94637831          $137,644.19          100.00                40             to be assigned
     7          94723562           $69,161.26          100.00                40             to be assigned
     8          94776009           $55,744.82          100.00                40             to be assigned
     9          97858478           $88,000.00          100.00                40             to be assigned
    10          97862590          $205,000.00          100.00                40             to be assigned
    11         100789373          $189,140.61          100.00                40             to be assigned
    12         101809751           $65,617.43          100.00                40             to be assigned
    13         102227326           $80,611.86          100.00                40             to be assigned
    14         102243380          $106,621.29          100.00                40             to be assigned
    15         102526862           $49,896.31          100.00                40             to be assigned
    16         103271260          $102,496.20          100.00                40             to be assigned
    17         103645746          $137,476.70          100.00                40             to be assigned
    18         106082653           $81,908.20          100.00                40             to be assigned
    19         106458924           $97,940.63          100.00                40             to be assigned
    20         106616217          $121,763.52          100.00                40             to be assigned
    21         106727935           $88,000.00          100.00                40             to be assigned
    22         106831876          $252,124.04          100.00                40             to be assigned
    23         106999222          $259,000.00          100.00                40             to be assigned
    24         107116044          $165,000.00          100.00                40             to be assigned
    25         107271456          $339,850.00          100.00                40             to be assigned
    26         107302332          $150,301.89          100.00                40             to be assigned
    27         107750382          $582,414.67          100.00                40             to be assigned
    28         107869695           $57,090.94          100.00                40             to be assigned
    29         108061910          $467,013.67          100.00                40             to be assigned
    30         108084450           $71,824.97          100.00                40             to be assigned
    31         108211610           $95,438.31          100.00                40             to be assigned
    32         108365290          $168,116.06          100.00                40             to be assigned
    33         108539462           $56,729.64          100.00                40             to be assigned
    34         108557035           $77,729.88          100.00                40             to be assigned
    35         108597298           $64,788.09          100.00                40             to be assigned
    36         108630505           $65,335.21          100.00                40             to be assigned
    37         108678992           $49,660.45          100.00                40             to be assigned
    38         108679344          $109,731.93          100.00                40             to be assigned
    39         108734412          $199,211.89          100.00                40             to be assigned
--------------------------------------------------------------------------------------------------------------------

Page 2 of 10


                        MGIC Master Policy 04-355-5-1947 Certificate Schedule                                         MGIC

--------------------------------------------------------------------------------------------------------------------
                  Loan              Amount of                            Amount of                   MGIC
                 Number          Insurable Loan         LTV            MGIC Coverage          Certificate Number
                 ------          --------------         ---            -------------          ------------------

    40         108734820          $139,174.49          100.00                40             to be assigned
    41         108789698           $57,234.26          100.00                40             to be assigned
    42         108790218          $417,234.20          100.00                40             to be assigned
    43         108859060           $66,235.86          100.00                40             to be assigned
    44         108939210           $75,459.26          100.00                40             to be assigned
    45         109065733           $93,000.00          100.00                40             to be assigned
    46         109066613           $53,786.26          100.00                40             to be assigned
    47         109149599          $124,561.47          100.00                40             to be assigned
    48         109188283           $79,000.00          100.00                40             to be assigned
    49         109201230           $60,000.00          100.00                40             to be assigned
    50         109217800           $73,247.57          100.00                40             to be assigned
    51         109239774           $58,664.63          100.00                40             to be assigned
    52         109240134           $82,333.34          100.00                40             to be assigned
    53         109477099           $59,704.41          100.00                40             to be assigned
    54         109483832          $122,489.59          100.00                40             to be assigned
    55         109525836           $89,704.55          100.00                40             to be assigned
    56         109526994          $136,565.53          100.00                40             to be assigned
    57         109569710          $337,000.00          100.00                40             to be assigned
    58         109574631          $203,802.96          100.00                40             to be assigned
    59         109643191          $213,943.82          100.00                40             to be assigned
    60         109695328           $84,147.08          100.00                40             to be assigned
    61         109715270          $150,508.93          100.00                40             to be assigned
    62         109715854          $244,000.00          100.00                40             to be assigned
    63         109746366           $58,762.75          100.00                40             to be assigned
    64         109756364          $559,944.77          100.00                40             to be assigned
    65         109800311           $66,229.94          100.00                40             to be assigned
    66         109829330          $455,000.00          100.00                40             to be assigned
    67         109840688           $94,734.67          100.00                40             to be assigned
    68         109929114          $103,965.06          100.00                40             to be assigned
    69         109997222          $149,899.10          100.00                40             to be assigned
    70         110034495           $86,981.25          100.00                40             to be assigned
    71         110084051           $86,000.00          100.00                40             to be assigned
    72         110120857           $54,785.07          100.00                40             to be assigned
    73         110122979           $57,613.22          100.00                40             to be assigned
    74         110167593           $61,801.74          100.00                40             to be assigned
    75         110189439           $53,711.13          100.00                40             to be assigned
    76         110318923           $74,605.09          100.00                40             to be assigned
    77         110423423           $78,780.99          100.00                40             to be assigned
    78         110521920          $156,127.04          100.00                40             to be assigned
    79         110521936           $54,869.63          100.00                40             to be assigned
    80         110545371           $85,654.44          100.00                40             to be assigned
    81         110545379           $73,254.54          100.00                40             to be assigned
    82         110629443           $53,347.15          100.00                40             to be assigned
--------------------------------------------------------------------------------------------------------------------

Page 3 of 10


                        MGIC Master Policy 04-355-5-1947 Certificate Schedule                                         MGIC

--------------------------------------------------------------------------------------------------------------------
                  Loan              Amount of                            Amount of                   MGIC
                 Number          Insurable Loan         LTV            MGIC Coverage          Certificate Number
                 ------          --------------         ---            -------------          ------------------

    83         110665172          $263,911.87          100.00                40             to be assigned
    84         110688537          $358,668.07          100.00                40             to be assigned
    85         110705209           $69,784.06          100.00                40             to be assigned
    86         110709266          $140,240.61          100.00                40             to be assigned
    87         110750716           $59,789.75          100.00                40             to be assigned
    88         110786736           $49,920.75          100.00                40             to be assigned
    89         110789495           $89,771.66           97.83                39             to be assigned
    90         110805800          $315,597.80          100.00                40             to be assigned
    91         110906106          $131,931.31          100.00                40             to be assigned
    92         110924501           $79,842.75          100.00                40             to be assigned
    93         110962312          $125,467.64          100.00                40             to be assigned
    94         111017989           $99,545.87          100.00                40             to be assigned
    95         111018181           $55,768.44          100.00                40             to be assigned
    96         111018293           $89,739.96          100.00                40             to be assigned
    97         111022236           $99,520.11          100.00                40             to be assigned
    98         111095582           $69,755.75          100.00                40             to be assigned
    99         111156080           $82,639.19          100.00                40             to be assigned
   100         111163945           $73,731.73          100.00                40             to be assigned
   101         111193084          $580,000.00          100.00                40             to be assigned
   102         111199894           $78,352.27          100.00                40             to be assigned
   103         111210048          $243,836.70           97.22                39             to be assigned
   104         111247057          $108,998.53          100.00                40             to be assigned
   105         111348244           $63,227.80          100.00                40             to be assigned
   106         111348724          $261,463.69          100.00                40             to be assigned
   107         111425211           $59,725.17          100.00                40             to be assigned
   108         111480465           $77,524.54          100.00                40             to be assigned
   109         111480889          $119,473.15          100.00                40             to be assigned
   110         111515710          $105,688.62          100.00                40             to be assigned
   111         111522472           $54,814.14          100.00                40             to be assigned
   112         111560079          $274,000.00          100.00                40             to be assigned
   113         111693691           $92,496.19          100.00                40             to be assigned
   114         111806663          $373,420.00          100.00                40             to be assigned
   115         111889057          $170,000.00          100.00                40             to be assigned
   116         111948442           $68,161.13          100.00                40             to be assigned
   117         112049709          $193,689.35          100.00                40             to be assigned
   118         112106252          $445,000.00          100.00                40             to be assigned
   119         112232383          $161,193.05          100.00                40             to be assigned
   120         112448459          $458,000.00          100.00                40             to be assigned
   121         112566783          $174,965.87          100.00                40             to be assigned
   122         113017879           $79,240.43          100.00                40             to be assigned
   123         113115346          $334,000.00          100.00                40             to be assigned
   124         113468530          $157,632.30          100.00                40             to be assigned
   125         113911645          $149,882.25          100.00                40             to be assigned
--------------------------------------------------------------------------------------------------------------------

Page 4 of 10


                        MGIC Master Policy 04-355-5-1947 Certificate Schedule                                         MGIC

--------------------------------------------------------------------------------------------------------------------
                  Loan              Amount of                            Amount of                   MGIC
                 Number          Insurable Loan         LTV            MGIC Coverage          Certificate Number
                 ------          --------------         ---            -------------          ------------------

   126         113968660          $125,731.49           96.55                38             to be assigned
   127         114992656           $78,373.53          100.00                40             to be assigned
   128         115059950          $199,909.13          100.00                40             to be assigned
   129         115111916          $136,556.05           99.93                40             to be assigned
   130         115137543           $79,925.06          100.00                40             to be assigned
   131         115184317          $162,579.00          100.00                40             to be assigned
   132         115704007          $130,000.00          100.00                40             to be assigned
   133         115724593          $208,912.36          100.00                40             to be assigned
   134         115916705          $154,740.05          100.00                40             to be assigned
   135         115937484          $129,362.37          100.00                40             to be assigned
   136         115944093          $137,912.45          100.00                40             to be assigned
   137         115991155          $186,900.00           99.41                40             to be assigned
   138         115991603           $89,499.96          100.00                40             to be assigned
   139         116067532          $159,600.00           96.84                39             to be assigned
   140         116069204           $83,499.40          100.00                40             to be assigned
   141         116069244           $97,140.02          100.00                40             to be assigned
   142         116069300           $99,239.59          100.00                40             to be assigned
   143         116152439          $380,000.00          100.00                40             to be assigned
   144         116215863          $166,346.39          100.00                40             to be assigned
   145         116221519           $88,794.32          100.00                40             to be assigned
   146         116221551           $43,668.65          100.00                40             to be assigned
   147         116221575          $224,900.46          100.00                40             to be assigned
   148         116221607          $104,455.35          100.00                40             to be assigned
   149         116366858          $168,000.00          100.00                40             to be assigned
   150         116443900          $254,528.00          100.00                40             to be assigned
   151         116470287           $63,456.96          100.00                40             to be assigned
   152         116498755           $96,393.96          100.00                40             to be assigned
   153         116510308           $95,347.89          100.00                40             to be assigned
   154         116566795           $60,000.00          100.00                40             to be assigned
   155         116590446          $110,000.00          100.00                40             to be assigned
   156         116723431          $232,000.00          100.00                40             to be assigned
   157         116829532          $267,000.00          100.00                40             to be assigned
   158         116833165          $141,000.00           99.82                40             to be assigned
   159         116923264           $83,000.00          100.00                40             to be assigned
   160         117057617          $257,192.05           96.85                39             to be assigned
   161         117067658          $297,350.00           99.99                40             to be assigned
   162         117071523          $122,200.00          100.00                40             to be assigned
   163         117086156          $103,000.00          100.00                40             to be assigned
   164         117098390          $175,750.00           95.52                38             to be assigned
   165         117135331           $83,000.00          100.00                40             to be assigned
   166         117146020          $120,903.72          100.00                40             to be assigned
   167         117233751           $95,893.53          100.00                40             to be assigned
   168         117233887          $278,858.37          100.00                40             to be assigned
--------------------------------------------------------------------------------------------------------------------

Page 5 of 10


                        MGIC Master Policy 04-355-5-1947 Certificate Schedule                                         MGIC

--------------------------------------------------------------------------------------------------------------------
                  Loan              Amount of                            Amount of                   MGIC
                 Number          Insurable Loan         LTV            MGIC Coverage          Certificate Number
                 ------          --------------         ---            -------------          ------------------

   169         117233983           $85,348.15          100.00                40             to be assigned
   170         117287541           $85,236.56          100.00                40             to be assigned
   171         117313553           $70,000.00          100.00                40             to be assigned
   172         117327058          $305,000.00          100.00                40             to be assigned
   173         117332747          $135,000.00          100.00                40             to be assigned
   174         117377633          $204,200.00           99.94                40             to be assigned
   175         117452095          $225,000.00          100.00                40             to be assigned
   176         117482482          $229,093.00           99.61                40             to be assigned
   177         120007091          $429,010.55          100.00                40             to be assigned
   178         120167273           $60,900.00          100.00                40             to be assigned
   179         120200757           $93,851.32           99.89                40             to be assigned
   180         120378858          $105,071.57          100.00                40             to be assigned
   181         120682044          $360,000.00          100.00                40             to be assigned
   182         120761164          $127,443.00          100.00                40             to be assigned
   183         120890850          $117,000.00          100.00                40             to be assigned
   184         120913763           $94,403.40           99.58                40             to be assigned
   185         121339818           $74,960.09          100.00                40             to be assigned
   186         121339922           $71,972.89          100.00                40             to be assigned
   187         121539317          $105,969.67          100.00                40             to be assigned
   188         121541092          $137,000.00          100.00                40             to be assigned
   189         121832691          $214,865.68          100.00                40             to be assigned
   190         121992467           $86,964.49          100.00                40             to be assigned
   191         121998578          $121,500.00           98.78                40             to be assigned
   192         122085136           $71,971.39          100.00                40             to be assigned
   193         122283470           $61,942.00          100.00                40             to be assigned
   194         122334908          $154,890.60          100.00                40             to be assigned
   195         122347669          $285,500.00          100.00                40             to be assigned
   196         122350850          $447,245.10           95.32                38             to be assigned
   197         122432335           $94,966.12          100.00                40             to be assigned
   198         122432511           $78,945.64          100.00                40             to be assigned
   199         122432703           $73,972.89          100.00                40             to be assigned
   200         122465069          $249,363.72          100.00                40             to be assigned
   201         122505455          $105,158.19           97.41                39             to be assigned
   202         122544810          $129,854.93          100.00                40             to be assigned
   203         122562532           $54,978.14          100.00                40             to be assigned
   204         122678952           $88,314.44          100.00                40             to be assigned
   205         122724536           $94,965.19          100.00                40             to be assigned
   206         122767100           $76,956.83          100.00                40             to be assigned
   207         122772125          $163,800.00          100.00                40             to be assigned
   208         122772173           $68,928.86          100.00                40             to be assigned
   209         122820509           $84,955.47          100.00                40             to be assigned
   210         122930214          $304,805.52          100.00                40             to be assigned
   211         122938049           $71,909.66          100.00                40             to be assigned
--------------------------------------------------------------------------------------------------------------------

Page 6 of 10


                        MGIC Master Policy 04-355-5-1947 Certificate Schedule                                         MGIC

--------------------------------------------------------------------------------------------------------------------
                  Loan              Amount of                            Amount of                   MGIC
                 Number          Insurable Loan         LTV            MGIC Coverage          Certificate Number
                 ------          --------------         ---            -------------          ------------------

   212         122938305           $51,000.00          100.00                40             to be assigned
   213         122938641          $126,948.02          100.00                40             to be assigned
   214         123022803           $82,970.40          100.00                40             to be assigned
   215         123042954           $59,873.22          100.00                40             to be assigned
   216         123140660           $57,952.25          100.00                40             to be assigned
   217         123182490           $73,061.60          100.00                40             to be assigned
   218         123183370           $52,873.71          100.00                40             to be assigned
   219         123196990          $169,830.27          100.00                40             to be assigned
   220         123204324          $109,853.91          100.00                40             to be assigned
   221         123204332          $133,917.85          100.00                40             to be assigned
   222         123216543           $49,983.58          100.00                40             to be assigned
   223         123220976          $204,833.76          100.00                40             to be assigned
   224         123223733          $142,933.29          100.00                40             to be assigned
   225         123255049           $53,379.34          100.00                40             to be assigned
   226         123272811          $160,000.00          100.00                40             to be assigned
   227         123288380          $145,140.66          100.00                40             to be assigned
   228         123288388          $123,955.79          100.00                40             to be assigned
   229         123288428           $47,978.19          100.00                40             to be assigned
   230         123347031           $67,966.55          100.00                40             to be assigned
   231         123411863           $62,492.00          100.00                40             to be assigned
   232         123447308           $74,955.95          100.00                40             to be assigned
   233         123454514          $160,525.99          100.00                40             to be assigned
   234         123497827          $189,904.55          100.00                40             to be assigned
   235         123520051           $60,963.04          100.00                40             to be assigned
   236         123621616           $80,861.25          100.00                40             to be assigned
   237         123635332           $67,466.09          100.00                40             to be assigned
   238         123637669          $181,841.33          100.00                40             to be assigned
   239         123853852          $100,454.87          100.00                40             to be assigned
   240         123906657          $114,925.97          100.00                40             to be assigned
   241         123907447           $74,965.93          100.00                40             to be assigned
   242         123957324           $70,575.91          100.00                40             to be assigned
   243         123962518           $62,475.17          100.00                40             to be assigned
   244         123962646          $152,916.43          100.00                40             to be assigned
   245         123963686           $89,957.11          100.00                40             to be assigned
   246         124031794           $51,980.42          100.00                40             to be assigned
   247         124034766           $57,971.65          100.00                40             to be assigned
   248         124104856           $91,500.00          100.00                40             to be assigned
   249         124132709          $127,000.00          100.00                40             to be assigned
   250         124133101          $239,864.75          100.00                40             to be assigned
   251         124165439           $98,969.05          100.00                40             to be assigned
   252         124240217           $59,874.04          100.00                40             to be assigned
   253         124255676           $67,967.59          100.00                40             to be assigned
   254         124297177           $76,972.54          100.00                40             to be assigned
--------------------------------------------------------------------------------------------------------------------

Page 7 of 10


                        MGIC Master Policy 04-355-5-1947 Certificate Schedule                                         MGIC

--------------------------------------------------------------------------------------------------------------------
                  Loan              Amount of                            Amount of                   MGIC
                 Number          Insurable Loan         LTV            MGIC Coverage          Certificate Number
                 ------          --------------         ---            -------------          ------------------

   255         124298498           $93,927.37          100.00                40             to be assigned
   256         124328908          $126,956.63          100.00                40             to be assigned
   257         124398404          $218,000.00          100.00                40             to be assigned
   258         124400132          $196,326.63          100.00                40             to be assigned
   259         124413763          $172,000.00          100.00                40             to be assigned
   260         124415813           $78,468.81          100.00                40             to be assigned
   261         124452693          $144,902.71          100.00                40             to be assigned
   262         124466012          $154,449.17          100.00                40             to be assigned
   263         124466060           $98,000.00          100.00                40             to be assigned
   264         124476646          $186,245.57          100.00                40             to be assigned
   265         124492929          $148,915.16          100.00                40             to be assigned
   266         124573021          $274,500.00          100.00                40             to be assigned
   267         124662363          $130,000.00          100.00                40             to be assigned
   268         124739569           $71,967.46          100.00                40             to be assigned
   269         124828739           $94,945.91          100.00                40             to be assigned
   270         124883649          $130,112.40           98.57                40             to be assigned
   271         124917081          $331,788.29          100.00                40             to be assigned
   272         124988106           $72,000.00          100.00                40             to be assigned
   273         124994471          $224,900.00          100.00                40             to be assigned
   274         125058805          $124,936.54          100.00                40             to be assigned
   275         125380334          $138,000.00          100.00                40             to be assigned
   276         125397930          $185,000.00          100.00                40             to be assigned
   277         125529028          $101,200.00          100.00                40             to be assigned
   278         125555426           $65,000.00          100.00                40             to be assigned
   279         125570366          $121,000.00          100.00                40             to be assigned
   280         125664463          $309,500.00           97.17                39             to be assigned
   281         125784275          $117,500.00           96.31                38             to be assigned
   282         125885541          $211,700.00           99.86                40             to be assigned
   283         126044877          $155,000.00          100.00                40             to be assigned
   284         126070102          $175,000.00          100.00                40             to be assigned
   285         126110219          $192,000.00          100.00                40             to be assigned
   286         126222226          $138,000.00          100.00                40             to be assigned
   287         126244001          $148,400.00          100.00                40             to be assigned
   288         126279966           $90,000.00           98.90                40             to be assigned
   289         126296478          $109,250.00           97.54                39             to be assigned
   290         126338157           $90,000.00          100.00                40             to be assigned
   291         126348947          $143,340.00          100.00                40             to be assigned
   292         126397324           $91,900.00          100.00                40             to be assigned
   293         126440249          $335,500.00           98.68                40             to be assigned
   294         126448928           $60,000.00          100.00                40             to be assigned
   295         126449752          $139,923.00          100.00                40             to be assigned
   296         126450800          $114,900.00          100.00                40             to be assigned
   297         126482234           $85,000.00          100.00                40             to be assigned
--------------------------------------------------------------------------------------------------------------------

Page 8 of 10


                        MGIC Master Policy 04-355-5-1947 Certificate Schedule                                         MGIC

--------------------------------------------------------------------------------------------------------------------
                  Loan              Amount of                            Amount of                   MGIC
                 Number          Insurable Loan         LTV            MGIC Coverage          Certificate Number
                 ------          --------------         ---            -------------          ------------------

   298         126489712          $212,500.00           98.84                40             to be assigned
   299         126514032           $87,000.00          100.00                40             to be assigned
   300         126549454          $350,000.00          100.00                40             to be assigned
   301         126585376          $133,000.00          100.00                40             to be assigned
   302         126585656          $135,000.00          100.00                40             to be assigned
   303         126586232          $121,500.00          100.00                40             to be assigned
   304         126606183           $83,000.00          100.00                40             to be assigned
   305         126669955           $50,000.00          100.00                40             to be assigned
   306         126684276           $74,900.00          100.00                40             to be assigned
   307         126684588          $123,765.00          100.00                40             to be assigned
   308         126686020          $119,000.00          100.00                40             to be assigned
   309         126695472          $163,000.00           95.88                38             to be assigned
   310         126764165          $165,000.00          100.00                40             to be assigned
   311         126775642          $113,490.00          100.00                40             to be assigned
   312         126776658          $134,000.00          100.00                40             to be assigned
   313         126776946           $88,000.00          100.00                40             to be assigned
   314         126777266          $269,000.00          100.00                40             to be assigned
   315         126810309          $183,000.00          100.00                40             to be assigned
   316         126819862          $114,000.00          100.00                40             to be assigned
   317         126863539          $187,900.00          100.00                40             to be assigned
   318         126876668          $120,236.00          100.00                40             to be assigned
   319         126904746          $357,000.00          100.00                40             to be assigned
   320         126914508           $75,000.00          100.00                40             to be assigned
   321         126951056          $183,400.00          100.00                40             to be assigned
   322         126965430           $75,000.00          100.00                40             to be assigned
   323         127046876          $109,100.00          100.00                40             to be assigned
   324         127047028          $122,900.00          100.00                40             to be assigned
   325         127048508          $129,000.00          100.00                40             to be assigned
   326         127072984          $105,000.00          100.00                40             to be assigned
   327         127084241           $85,000.00          100.00                40             to be assigned
   328         127084369          $106,000.00          100.00                40             to be assigned
   329         127126251          $120,700.00          100.00                40             to be assigned
   330         127127323           $79,021.00          100.00                40             to be assigned
   331         127207969          $115,000.00          100.00                40             to be assigned
   332         127208081          $141,630.00          100.00                40             to be assigned
   333         127208273          $109,900.00          100.00                40             to be assigned
   334         127208969           $93,900.00          100.00                40             to be assigned
   335         127287188          $298,000.00          100.00                40             to be assigned
   336         127296195          $154,451.00          100.00                40             to be assigned
   337         127296259           $86,150.00          100.00                40             to be assigned
   338         127296875          $222,034.00          100.00                40             to be assigned
   339         127297235          $140,000.00          100.00                40             to be assigned
   340         127297723          $139,608.00          100.00                40             to be assigned
--------------------------------------------------------------------------------------------------------------------

Page 9 of 10


                        MGIC Master Policy 04-355-5-1947 Certificate Schedule                                         MGIC

--------------------------------------------------------------------------------------------------------------------
                  Loan              Amount of                            Amount of                   MGIC
                 Number          Insurable Loan         LTV            MGIC Coverage          Certificate Number
                 ------          --------------         ---            -------------          ------------------

   341         127397425           $87,500.00          100.00                40             to be assigned
   342         127397913           $94,000.00          100.00                40             to be assigned
   343         127407981          $110,000.00          100.00                40             to be assigned
   344         127425948           $94,900.00          100.00                40             to be assigned
   345         127441047          $172,200.00          100.00                40             to be assigned
   346         127527271          $180,000.00          100.00                40             to be assigned
   347         127528327          $121,500.00          100.00                40             to be assigned
   348         127612981          $440,000.00          100.00                40             to be assigned
--------------------------------------------------------------------------------------------------------------------

                               Table of Contents
        Mortgage Guaranty Master Policy for Multiple Loan Transactions

1    Definitions

      1.1    Application
      1.2    Appropriate Proceedings
      1.3    Borrower
      1.4    Borrower's Own Funds
      1.5    Borrower's Title
      1.6    Certificate
      1.7    Certificate Effective Date
      1.8    Certificate Number
      1.9    Certificate Schedule
      1.10   Claim
      1.11   Claim Amount
      1.12   Collateral
      1.13   Conveyance of Title
      1.14   Default
      1.15   Eligibility Criteria
      1.16   Environmental Condition
      1.17   Good and Merchantable Title
      1.18   Insured
      1.19   Loan
      1.20   Loan File
      1.21   Loss
      1.22   Original LTV
      1.23   Per Loan Loss Percentage
      1.24   Perfected Claim
      1.25   Person
      1.26   Physical Damage
      1.27   Policy
      1.28   Possession of the Property
      1.29   Primary First Layer Policy
      1.30   Property
      1.31   Residential
      1.32   Security
      1.33   Servicer
      1.34   Settlement Period
      1.35   Value

2     Obtaining Coverage and Payment of Premiums

      2.1    Obtaining Coverage
      2.2    Representations of the Insured
      2.3    Company's Remedies for Misrepresentation
      2.4    Initial Premium and Term of Coverage
      2.5 Renewal of Certificate and Termination for Non-Payment of Renewal Premium
      2.6 Special Procedures for Receipt and Deposit of Initial and Renewal Premiums
      2.7    Cancellation by the Insured of a Certificate
      2.8    Cancellation of Policy
      2.9 Cancellation of Policy and Coverage of Loans Upon Termination of Security or Removal of Loans from Security
      2.10   Refund of Premium for Certain Circumstances
      2.11   Post Underwriting Review and Copies of Loan Files

------------------------------------------------------------------------------
Page i

3 Changes in Various Loan Terms, Servicing and Insured; Coordination and Duplication of Benefits

      3.1    Loan Modifications
      3.2    Open End Provisions
      3.3    Assumptions
      3.4    Servicing
      3.5    Change of Insured of this Policy
      3.6    Assignment of Coverage of a Loan under this Policy
      3.7    Coordination and Duplication of Insurance Benefits
      3.8    Indebtedness and Liens with Respect to Collateral

4     Exclusions From Coverage

      4.1    Balloon Payment
      4.2    Effective Date
      4.3    First Payment Default
      4.4    Incomplete Construction
      4.5    Fraud, Misrepresentation and Negligence
      4.6    Non-Approved Servicer
      4.7    Physical Damage (Other than Relating to Pre-Existing
             Environmental Conditions)
      4.8    Pre-Existing Environmental Conditions
      4.9    Down Payment
      4.10   First Lien Status
      4.11   Payment of the Full Benefit of the Primary First Layer Policy
      4.12   Non-Eligible Loans
      4.13   Breach of the Insured's Obligations or Failure to Comply with Terms

5     Conditions Precedent to Payment of Claim

      5.1    Notice of Default
      5.2    Monthly Reports
      5.3    Company's Option to Accelerate Filing of a Claim
      5.4    Voluntary Conveyance
      5.5    Appropriate Proceedings
      5.6    Mitigation of Damages
      5.7    Advances
      5.8    Claim Information and Other Requirements
      5.9    Acquisition of Borrower's Title Not Required
      5.10   Sale of a Property by the Insured Before End of Settlement Period
      5.11   Foreclosure Bidding Instructions Given by the Company
      5.12   Effect of Unexpired Redemption Period on Payment of a Claim
      5.13   Collection Assistance

6     Loss Payment Procedure

      6.1    Filing of Claim
      6.2    Calculation of Claim Amount
      6.3    Payment of Loss; Company's Options
      6.4    Claim Settlement Period
      6.5    Payment by the Company After the Settlement Period
      6.6    Discharge of Obligation

7     Additional Conditions

      7.1    Proceedings of Eminent Domain
      7.2    Pursuit of Deficiencies
      7.3    Subrogation
      7.4    Policy for Exclusive Benefit of the Insured

------------------------------------------------------------------------------
Page ii

      7.5    Effect of Borrower Insolvency or Bankruptcy on Principal Balance
      7.6    Arbitration of Disputes; Suits and Actions Brought by the Insured
      7.7    Release of Borrower; Defenses of Borrower
      7.8    Amendments; No Waiver; Rights and Remedies; Use of Term "Including"
      7.9    No Agency
      7.10   Successors and Assigns
      7.11   Applicable Law and Conformity to Law
      7.12   Notice
      7.13   Reports and Examinations
      7.14   Electronic Media

------------------------------------------------------------------------------
Page iii

                             Terms and Conditions

1   Definitions

    1.1 Application means all documents, materials, statements, representations, warranties, data and other information, irrespective of the Person or Persons who prepared same, submitted to the Company by or on behalf of the Insured in connection with the Insured's request for insurance under this Policy.

    1.2 Appropriate Proceedings means any legal or administrative action by the Insured affecting either a Loan or title to a Property, including:

          (a) Preserving a deficiency recovery by making a bid at the foreclosure sale and pursuing a deficiency judgment until the end of the Settlement Period, where appropriate and permissible and where directed by the Company; or

          (b) Enforcing the terms of the Loan as allowed by the laws where the Property is located or those laws affecting either the Loan or, if applicable, the Collateral; or

          (c) Acquiring Borrower's Title or Good and Merchantable Title to the Property, as either may be required under this Policy, but excluding such title as may be acquired by a voluntary conveyance from the Borrower; or

          (d) Asserting the Insured's interest in the Property in a Borrower's bankruptcy.

    1.3 Borrower means any Person legally obligated to repay the debt obligation created by a Loan, including any co-signer or guarantor of the Loan.

    1.4 Borrower's Own Funds means any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Application.

    1.5 Borrower's Title means such title to a Property as was vested in the Borrower at the time of a conveyance to the Insured arising out of or pursuant to a foreclosure of the Loan; provided, however, if the Insured so elects, the redemption period need not have expired. Borrower's Title as conveyed to the Insured may be, but need not be, the equivalent of Good and Merchantable Title, and the deed evidencing Borrower's Title need not be recorded unless required by applicable law.

    1.6 Certificate means the document issued by the Company pursuant to this Policy extending the coverage indicated therein to one or more Loans as listed on a Certificate Schedule. A Certificate may take the form, without limitation, of a facsimile, electronic computer file, or other agreed-upon data interchange medium. As used in this Policy, the term "Certificate" shall mean the Certificate and the Certificate Schedule attached thereto and listing the Certificate Number assigned to each Loan to which coverage is extended.

    1.7 Certificate Effective Date means 12:01 a.m. on the date upon which coverage of a Loan under this Policy begins, as specified in the Certificate.

    1.8 Certificate Number means the identification number issued by the Company for a Loan to which coverage is extended as shown on the Certificate Schedule for such Loan.

    1.9 Certificate Schedule means a list of Loans to which coverage has been extended under this Policy, and which is attached to the Certificate.

    1.10 Claim means the timely filed written request, made on a form or in a format provided or approved by the Company, to receive the benefits of this Policy.

    1.11  Claim Amount means the amount calculated in accordance with Section
          6.2 of this Policy.

------------------------------------------------------------------------------
                                                                  Page 1 of 20

    1.12  Collateral means

          (a) the stock or membership certificate issued to a tenant-stockholder or resident-member by a completed fee simple or leasehold cooperative housing corporation; and

          (b) the proprietary lease relating to one (1) unit in the cooperative housing corporation executed by such tenant-stockholder or resident-member and any other rights of such stockholder or member relating to any of the foregoing.

    1.13 Conveyance of Title means the transfer of title to the Property through

          (a)  voluntary conveyance to the Insured of Borrower's Title;

          (b)  Appropriate Proceedings or exercise of rights of redemption; or

          (c)  approved sale of the Property.

    1.14  Default means the failure by a Borrower

          (a) to pay when due any monthly or other regular periodic payment under the terms of a Loan; or

          (b) to pay all amounts due on acceleration of the Loan by the Insured after breach by the Borrower of a due-on-sale provision in the Loan, granting the Insured the right to accelerate the Loan upon transfer of title to, or an interest in, the Property and to institute Appropriate Proceedings.

              Violation by the Borrower of any other term or condition of the Loan which is a basis for Appropriate Proceedings shall not be considered to be a Default.

              A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly or other regular periodic payment has not been made or as of the close of business on the due date stated in the notice of acceleration given pursuant to the due-on-sale provision in the Loan. The Loan will be considered to remain in Default until filing of a Claim so long as such periodic payment has not been made or such basis for Appropriate Proceedings remains. For example, a Loan is "four (4) months in Default" if the monthly installments due on January 1 through April 1 remain unpaid as of the close of business on April 1 or if a basis for acceleration and Appropriate Proceedings exists for a continuous period of four months.

    1.15 Eligibility Criteria means the requirements established by the Company for the insurability of a Loan under this Policy and of which the Company has notified the Insured prior to issuance of the Policy.

    1.16 Environmental Condition means the presence of environmental contamination, including nuclear reaction or radioactive waste, toxic waste, poisoning, or mold, contamination or pollution of the Property or of the earth or water subjacent to the Property or of the atmosphere above the Property; or the presence, on or under a Property, of any "Hazardous Substance" as that term is defined by the federal Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sec. 9601 et. seq., as amended from time to time) or as defined by any similar state law, or of any "Hazardous Waste" or "Regulated Substance" as those terms are defined by the federal Resource Conservation and Recovery Act (42 U.S.C. sec. 6901, et seq., as amended from time to time) or as defined by any similar state law. Environmental Condition does not mean the presence of radon, lead paint, or asbestos.

    1.17 Good and Merchantable Title means title to a Property (or, with respect to the Collateral securing a Loan, the title to both the Collateral and the Property), free and clear of all liens, encumbrances, covenants, conditions, restrictions, easements and rights of redemption, except for any of the following or as permitted in writing by the Company:

          (a) Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent;

------------------------------------------------------------------------------
                                                                  Page 2 of 20

          (b) Any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed;

          (c) With respect to Collateral, a first mortgage lien on the entire real estate owned by the cooperative housing corporation which has been disclosed to the Person originating the Loan secured by the Collateral; and

          (d) Any other impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof (or, if applicable, the transferability or sale of the Collateral) to a bona fide purchaser.

          Good and Merchantable Title will not exist if (i) there is any lien pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, or similar federal or state law, as in effect from time to time, providing for liens in connection with the removal and clean-up of environmental conditions, or if notice has been given of commencement of proceedings which could result in such a lien, or (ii) there are limitations on ingress and egress to the Property or on use of utilities. Any action or proceeding after a foreclosure sale relating to establishing a deficiency judgment will not be considered in determining whether the Insured has acquired Good and Merchantable Title.

    1.18  Insured means:

          (a)  the Person designated on the face of this Policy; or

          (b) any Person to whom coverage has been assigned as permitted by Sections 3.5 or 3.6 resulting in a change in the Insured named on a Certificate for a Loan in accordance with this Policy.

    1.19 Loan means any note, bond, or other evidence of indebtedness secured by a mortgage, deed of trust, or other similar instrument, which constitutes or is equivalent to a first lien or charge on a Property and which the Company has approved for insurance and to which coverage under this Policy has been extended.

    1.20 Loan File means, with respect to a Loan, copies of all documents and information (irrespective of form or medium) created or received by any Person in connection with the origination or closing of the Loan, including the Borrower's loan application, purchase contract, appraisal or other evidence of valuation, credit report, verifications of employment, income and deposit, and HUD-1 or other settlement statement.

    1.21 Loss means the liability of the Company with respect to a Loan for payment of a Perfected Claim which is calculated in accordance with
          Section 6.3. A Loss will be deemed to have occurred when a Default on a Loan occurs, even though the amount of Loss is not then either presently ascertainable or due and payable.

    1.22 Original LTV means the ratio of the principal balance of a Loan at its origination to the Value of the Property.

    1.23 Per Loan Loss Percentage means the indicated percentage as set forth for a Loan on the applicable Certificate.

    1.24 Perfected Claim means a Claim received by the Company which contains all information or proof required by the Company and for which all requirements of this Policy applicable to payment of a Claim are satisfied.

    1.25 Person means any individual, corporation, partnership, association or other entity.

    1.26 Physical Damage means any tangible injury to a Property, whether caused by accident, natural occurrence, or any other reason, including damage caused by defects in construction, land subsidence, earth movement or slippage, fire, flood, earthquake, riot, vandalism or any Environmental Condition.

    1.27 Policy means this contract of insurance and all Applications, endorsements, schedules, and Certificates, which are incorporated in this Policy, related to Loans insured under this Policy.

------------------------------------------------------------------------------
                                                                  Page 3 of 20

    1.28 Possession of the Property means, if the Company elects to acquire the Property, physical and undisputed occupancy and control of the Property at the time of acquisition, or in the case of a Loan secured by Collateral, subject to the terms of the proprietary lease from the cooperative housing corporation.

    1.29 Primary First Layer Policy means the policy or guarantee issued by a mortgage guaranty insurance company approved for insurance of mortgage loans sold to either the Federal National Mortgage Association ("Fannie Mae"), or the Federal Home Loan Mortgage Corporation ("Freddie Mac"), which for a Loan provides coverage (a) in at least the coverage percent set forth for such Loan on the applicable Certificate, (b) that is issued under a form of policy issued by such company, approved by Fannie Mae or Freddie Mac and in general use for the mortgage loans sold to Fannie Mae or Freddie Mac, as applicable, and (c ) that is maintained in full force and effect until cancellation thereof is required under applicable law. Upon the Company's request, from time to time, the Insured shall provide to the Company a copy of the form of each Primary First Layer Policy under which it obtains coverage.

    1.30 Property means a Residential real property and all improvements thereon which secure a Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all of their replacements or additions. In the case of a Loan secured by Collateral, Property means the Residential real property, including all improvements thereon, which is owned by the cooperative housing corporation, and which is leased to the Borrower who holds an ownership or membership interest in such cooperative housing corporation, which lease and interest secure the related Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all replacements or additions to any of the foregoing.

          For purposes of this Policy, wherever the term "Property" is used in reference to the stock or membership certificate, the lease, or any other asset or right related thereto (but not the physical condition or structure of the Property), it shall be deemed to be changed to "Collateral", including for purposes of provisions relating to foreclosure, Appropriate Proceedings, or redemption; acquisition of title or other status of title, lien or ownership (including Borrower's Title and Good and Merchantable Title); or acquisition, disposition or Conveyance of Title by any Person.

    1.31 Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, or a single-family condominium, or a unit in a planned unit development. In the case of a cooperative housing corporation, Residential means a type of building or a portion thereof which is designed for occupancy by more than one family, with ownership by a cooperative housing corporation.

    1.32 Security means a bond, certificate or other security instrument for which a Loan is security or in which a Loan is otherwise included and which is identified on the face of this Policy.

    1.33 Servicer means that Person acting on behalf of the Insured of a Loan (or on behalf of the Insured's designee, if any) to service the Loan. The Servicer acts as a representative of the Insured of the Loan (and the Insured's designee, if any) and will bind the Insured and its designee for all purposes of this Policy, including providing information to the Company, receiving any notices, paying premiums, accepting Loss payments, and performing any other acts under this Policy. For purposes of the Policy, the term "Servicer" shall include the master servicer for a Loan of whom the Company has been notified, as well as any servicer acting on behalf of the master servicer of whom the Company has been notified. References in this Policy to a Servicer's obligations will not be construed as relieving the Insured or its designee of responsibility for the Servicer's performance.

    1.34 Settlement Period means the sixty (60) day period as determined under Section 6.4, at the end of the which a Loss is payable by the Company; provided that if the Company pays a Loss prior to expiration of such sixty (60) day period, the Settlement Period ends with such payment.

    1.35 Value means the lesser of the sales price of a Property (only applicable in the case of a Loan to finance the purchase of such Property) or the value of the Property as determined from an appraisal or other method of valuation, as set forth in the Certificate.

    Any pronouns, when used in this Policy, will mean the singular or plural, masculine or feminine, as the case may be.

------------------------------------------------------------------------------
                                                                  Page 4 of 20

2   Obtaining Coverage and Payment of Premiums

    2.1 Obtaining Coverage - This Policy shall extend to each Loan which the Insured submits for coverage under this Policy, provided that it is made in accordance with the terms and provisions of this Policy, including the Eligibility Criteria, and is accepted for insurance by the Company, as evidenced by a Certificate issued by the Company. In order to obtain coverage under this Policy for a Loan, the Insured or the Person acting on its behalf must submit a duly completed Application to the Company and notify the Company of the Servicer of the Loan, all of which must be acceptable to the Company. If all applicable requirements are satisfied, extension of coverage to a Loan under this Policy shall be evidenced by issuance of a Certificate Number on the Certificate Schedule.

    2.2   Representations of the Insured - The Insured represents that:

          (a) All statements made and information provided to the Company in the Application (including as such is related to continuation of coverage upon assumption of a Loan) are supported by statements and information in the Loan File;

          (b) All statements made and information in the Application when provided to the Company, or contained in the Loan File when the Loan is closed, are not false or misleading in any material respect as of such date(s) and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s); and

          (c)  The Loan complies with the Eligibility Criteria.

          The foregoing representations will apply to all statements and information provided to the Company in the Application or contained in the Loan File, whether made or submitted by the Insured, the Borrower or any other Person, and will be deemed to have been made and provided for and on behalf of the Insured. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

          It is understood and agreed that such statements and information in the Application or Loan File in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer or provide coverage of the related Loan; the Company issues the related Certificate in reliance on the accuracy and completeness of such statements and information submitted to it; and the Company's reliance on the representations in this Section 2.2 survive the issuance of a Certificate or such continuation of coverage and any later review or audit of the Insured's files by the Company. Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.9 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2.

    2.3 Company's Remedies for Misrepresentation - If any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have, at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage for such Loan under the Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or rescission, the Company shall return at that time all paid premiums for such Loan retroactively to such applicable date.

    2.4 Initial Premium and Term of Coverage - Within fifteen (15) days from the Certificate Effective Date, or such other date as the Company and the Insured may agree to in writing, the Insured must forward to the Company the appropriate initial premium. Payment of the initial premium shall be a condition precedent to coverage being extended to the Loan. Subject to cancellation by the Insured or the Company as provided in this Policy, coverage shall remain in full force and effect for the period covered by the initial premium.

    2.5 Renewal of Certificate and Termination for Non-Payment of Renewal Premium - The Insured is obligated to continue coverage in effect and pay any premium which is due, as required by Section 2.7 of this Policy. The entire premium for all Loans (including all Loans then in Default) must be paid within a forty-five (45)

------------------------------------------------------------------------------
                                                                  Page 5 of 20
          day grace period (or such longer grace period generally allowed by the Company) after the due date for payment. Upon payment of the entire premium for all Loans within such grace period, this Policy will be in effect for the applicable period of coverage and a Default on a Loan occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered. If the entire premium for all Loans is not paid within the grace period, at the option of the Company, the coverage of this Policy and the Company's liability as to all Loans will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any future Defaults on any of the Loans will not be covered under this Policy.

          If the applicable premium on a Loan in Default has been paid for a renewal term following the renewal term during which such Default occurred, and if such Default is not cured and results in a Claim, such premium paid shall be refunded in connection with the settlement of the Claim. If such premium on such Loan in Default is not paid, coverage on such Loan shall be cancelled retroactive to the date through which the premium has been paid, but a Claim resulting from a Default which occurred before the date through which the applicable premium has been paid shall be covered, subject to the terms and conditions of this Policy.

    2.6 Special Procedures for Receipt and Deposit of Initial and Renewal Premiums - The Insured acknowledges that the Company deposits initial and renewal premium checks immediately upon receipt and agrees that the receipt and deposit of a premium check by the Company after the time specified in this Policy for receipt, does not constitute a waiver of the requirements of this Policy for timely receipt or an acceptance of premium by the Company. The Company will have the right to return such late premium payment, but only within sixty (60) days after receipt, in which case coverage of all Loans (including all Loans then in Default) will be cancelled retroactively to the Certificate Effective Date for a late initial premium, or to the last day of the period covered by the previous premium payment for a late renewal premium. Receipt, deposit and retention of a premium check will not constitute a waiver of any defenses with respect to any other matters which the Company may have under this Policy.

    2.7 Cancellation by the Insured of a Certificate - Notwithstanding any provision to the contrary in this Policy, the Insured shall be obligated to maintain coverage of a Certificate for a Loan (and to pay corresponding premiums for continuation of such coverage for each month or partial month coverage is in effect) unless or until
          (a) the Loan is paid in full or (b) the ratio of the outstanding principal balance of the Loan to the Value (as defined in Section
          1.35 of this Policy) of the Property securing the Loan is at least five (5) percentage points less than the Original LTV minus the product of the Per Loan Loss Percentage and the Original LTV for such Loan under this Policy or (c) otherwise permitted in writing by the Company. Subject to the foregoing obligation of the Insured to maintain coverage, the Insured may obtain cancellation of coverage on a Loan by making a written notification in the case of (a) or (b) above or a written request in the case of (c) above. However, no refund will be paid upon cancellation of coverage on a Loan. Cancellation of coverage on a Loan will not cancel this Policy.

    2.8 Cancellation of Policy - Either the Insured or the Company may cancel their respective right or obligation to receive or issue new Certificates immediately upon written notice of cancellation of this Policy. However, Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.

    2.9 Cancellation of Policy and Coverage of Loans Upon Termination of Security or Removal of Loans from Security - Except as otherwise specified below, in the event that

          (a) the bonds, certificates or other security instruments designated or referred to in this Policy as the Security are redeemed, paid in full, cancelled or otherwise terminated, or the trust created in connection with the issuance of the Security is terminated for any reason (individually, a "Redemption"), or

          (b) there are no longer any Loans that are security for, or represented by, the Security,

          this Policy and the coverage of all Loans under this Policy shall automatically be terminated without further action being required by either the Insured or the Company, and the Company shall have no liability for any Default existing at the time of cancellation, other than Defaults on Loans for which a Claim had been

------------------------------------------------------------------------------
                                                                  Page 6 of 20
          filed in accordance with Section 6.1 of this Policy prior to the date of termination of coverage.

          The Insured shall notify the Company within thirty (30) days after the occurrence of either (a) or (b) above. The provisions of this
          Section 2.9 shall control, notwithstanding the right of the Insured to cancel coverage on some or all of the Loans and the exercise of such right by the Insured. No refund will be paid upon cancellation of this Policy and coverage of Loans under this Section 2.9.

          Notwithstanding the foregoing, coverage of Loans insured under this Policy shall not automatically terminate in the event of a Redemption, if a change of Insured for all, but not less than all, of the Loans then insured under this Policy, is requested by the Insured and approved by the Company as provided for in Section 3.5 within thirty (30) days after the effective date of the Redemption.

    2.10 Refund of Premium for Certain Circumstances - If, because of a provision in Sections 2, 3, or 4 (other than Sections 4.4, 4.7, or 4.8), no Loss is payable to the Insured, the Company shall return to the Insured all paid premiums retroactively and pro rata to the date when the event or circumstance occurred which resulted in no Loss being payable.

    2.11 Post Underwriting Review and Copies of Loan Files - The Company or representatives designated by it will have the right, from time to time, upon thirty (30) days advance notice to the Insured, to conduct a post underwriting review (including inspection) of the Loan Files and other information, papers, files, documents, books, records, agreements, and electronically stored data pertaining to or in connection with Loans insured under this Policy prepared or maintained by or in the possession of the Insured or of the Servicer, or which the Insured or the Servicer has a legal right to obtain. The Company will have the right to conduct the review on the Insured's premises during normal business hours. The Insured must cooperate fully with the review.

          In addition, either in connection with such review or separately, the Company will have the right upon ninety (90) days prior written notice to obtain from the Insured a copy of the Loan File for any Loan for which a Certificate has been issued pursuant to this Policy. If for any reason the Insured fails to provide a copy of a Loan File at the time of the Company's review or upon the Company's other notice, the Company will provide a second notice to the Insured, allowing the Insured to provide it within an additional ninety (90) day period. If for any reason the Insured fails to provide a copy of a Loan File within the additional ninety day period, then, at the Company's option, the Company will have the right to cancel coverage for the Loan if, in the Company's reasonable judgment, any portion of the Loan File not provided would be relevant to the Company's assessment or assertion of its rights and defenses under this Policy.

3 Changes in Various Loan Terms, Servicing, and Insured; Coordination and Duplication of Benefits

    3.1 Loan Modifications - Unless advance written approval is provided by, or obtained from, the Company, the Insured may not make any change in the terms of a Loan, including the borrowed amount, interest rate, term or amortization schedule of the Loan, except as permitted by terms of the Loan; nor make any change in the Property or other collateral securing the Loan; nor release the Borrower from liability on a Loan.

    3.2 Open End Provisions - The Insured may increase the principal balance of a Loan, provided that the written approval of the Company has been obtained. The Insured will pay the Company the additional premium due at the then prevailing premium rate.

    3.3 Assumptions - If a Loan is assumed with the Insured's approval, the Company's liability for coverage under its Certificate will terminate as of the date of such assumption, unless the Company approves the assumption in writing. The Company will not unreasonably withhold approval of an assumption. It is understood that coverage will continue, and that the restriction of this
          Section 3.3 will not apply, if under the Loan or applicable law the Insured cannot exercise a "due-on-sale" clause or is obligated to consent to such assumption under the Loan or applicable law.

    3.4   Servicing -

          (a) If the servicing rights for a Loan are sold, assigned or transferred by the Insured, coverage of the Loan hereunder will continue provided that prior written notice of the new Servicer is given to the

------------------------------------------------------------------------------
                                                                  Page 7 of 20

               Company and the new Servicer is approved in writing by the Company in advance of such sale, assignment, or transfer.

          (b) The Company may notify the Insured at any time in writing that a Servicer is no longer approved by the Company.

    3.5 Change of Insured of this Policy - Change of Insured of this Policy shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If the Company approves the change of Insured, the Company shall, thereafter, change its records to identify the new Insured for this Policy.

    3.6 Assignment of Coverage of a Loan under this Policy - Assignment of coverage of a Loan shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If the Company approves the assignment, the Company shall, thereafter, change its records to identify the new Insured for such Loan. Coverage for any Person becoming an Insured pursuant to this Section 3.6 shall be subject to all of the terms, conditions, and exclusions contained in this Policy and to all defenses to coverage available to the Company against the original Insured.

    3.7 Coordination and Duplication of Insurance Benefits - The coverage under this Policy shall be excess over any other insurance which may apply to the Property or to the Loan, except for mortgage guaranty pool insurance or supplemental or second tier mortgage insurance.

    3.8 Indebtedness and Liens with Respect to Collateral - The Insured shall not consent to or approve, without the prior written approval of the Company:

          (a) a lien on the entire real estate or the Property that is owned by a cooperative housing corporation, other than that indebtedness secured by a first mortgage lien or other liens disclosed to the Person originating the Loan secured by the Collateral; or

          (b) a modification or termination of any rights of the Insured to exercise its consent or approval respecting the matters described in (a).

4   Exclusions From Coverage

     The Company will not be liable for, and this Policy will not apply to, extend to or cover the following:

    4.1 Balloon Payment - Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under a Loan:

          (a) as a result of the Insured exercising its right to call the Loan (other than when the Loan is in Default) or because the term of the Loan is shorter than the amortization period, and

          (b) which is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "balloon payment").

          This exclusion will not apply:

          (1) if the Insured or other Person acting on behalf of the Insured offers the Borrower, in writing, a renewal or extension of the Loan or a new loan which

               (A)  constitutes a first lien,

               (B) is at rates and terms generally prevailing in the marketplace (but otherwise subject to Section 3.1),

               (C) is in an amount not less than the then outstanding principal balance,

               (D)  has no decrease in the amortization period, and

------------------------------------------------------------------------------
                                                                  Page 8 of 20

               (E) is offered regardless of whether the Borrower is then qualified under the Insured's underwriting standards, or whether the Borrower accepts such offer, or

          (2) if the Loan has an original term to maturity of fifteen (15) or more years from the first due date thereunder and equal monthly payments (except for the related balloon payment) that otherwise would fully amortize the principal of the Loan over thirty (30) years and pay interest at the applicable interest rate.

    4.2 Effective Date - Any Claim resulting from a Default existing at the Certificate Effective Date or occurring after lapse or cancellation of a Certificate.

    4.3 First Payment Default - Any Claim arising from a Default due to the failure of the Borrower to have made or to make the first regular periodic payment on the Loan from the Borrower's Own Funds.

    4.4 Incomplete Construction - Any Claim when, as of the date of such Claim, construction of a Property is not completed in accordance with the construction plans and specifications upon which the valuation of the Property at origination of the Loan was based.

    4.5   Fraud, Misrepresentation and Negligence -

          (a) Any Claim not otherwise within the scope of Section 2.3 where there was fraud or misrepresentation by the Insured or the Servicer with respect to the Loan, and the fraud or misrepresentation (1) materially contributed to the Default resulting in such Claim; or (2) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

          (b) Any Claim where there was negligence by the Insured or the Servicer, which (1) was material to either the acceptance of the risk or the hazard assumed by the Company; (2) materially contributed to the Default resulting in such Claim; or (3) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

    4.6 Non-Approved Servicer - Any Claim arising from a Loan for which the Servicer, at time of Default or thereafter, is not approved by the Company as described in Section 3.4; provided that this exclusion shall not apply if the Company has notified the Insured in writing under Section 3.4(b) that a Servicer is no longer approved and if within ninety (90) days thereafter the Insured completed a transfer of servicing to a new Servicer approved by the Company.

    4.7 Physical Damage (Other than Relating to Pre-Existing Environmental Conditions) - Any Claim where, at any time after the Certificate Effective Date, Physical Damage to a Property (of a type other than as described in Section 4.8 and other than reasonable wear and tear), occurs or manifests itself subject to the following provisions:

          (a) This exclusion will not apply if the Company in good faith determines that the aggregate cost of restoring all such Physical Damage is less than fifteen hundred dollars ($1,500), or such higher amount as the Company may provide from time to time.

          (b) This exclusion will apply only if such Physical Damage occurred or manifested itself:

               (i) prior to expiration of the Settlement Period and the Company elects to acquire the related Property in settlement of a Claim; or

               (ii) prior to the filing of the Claim and was the most important cause of the Claim and the Property was either uninsured for loss arising from such Physical Damage or was insured for an amount which, disregarding normal and customary deductibles not to exceed fifteen hundred dollars ($1,500) or such higher amount as the Company may provide from time to time, was insufficient for the Property to be in the same condition (except for reasonable wear and tear)

------------------------------------------------------------------------------
                                                                  Page 8 of 20
                      as it was in as of the Certificate Effective Date.

          (c) The exclusion resulting from paragraph (b)(i) will not apply if the Property is restored in a timely and diligent manner to its condition (except reasonable wear and tear) as of the Certificate Effective Date. In lieu of requiring restoration of the Property, the Company may, at its option, reduce the Claim Amount by an amount equal to the cost of such restoration.

          (d) For purposes of this Section 4.7, the Property subject to restoration will consist only of the land, improvements or personal property deemed part of the real property under applicable law, and chattel items affixed to the real property and identified in the appraisal or other valuation of the Property at the time the Loan was made, whether or not they are deemed part of the real property.

          (e) Cost estimates relied upon by the Company in connection with this Section 4.7 shall be provided in writing by an independent party selected by the Company. The Company will furnish the Insured with any such written cost estimates, if requested by the Insured.

     4.8 Pre-Existing Environmental Conditions - Any Claim where there is an Environmental Condition which existed on the Property (whether or not known by the Person submitting an Application for coverage of the Loan) as of the Certificate Effective Date, subject to the following provisions:

          (a) This exclusion will not apply if the existence of such Environmental Condition, or the suspected existence of such Environmental Condition, was specifically disclosed to the Company in the Application relating to the Property.

          (b)  This exclusion will apply only if such Environmental Condition

               (i)    was a principal cause of the Default, and

               (ii) has made the principal Residential structure on the Property uninhabitable. A structure will be considered "uninhabitable" if generally recognized standards for residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety.

    4.9 Down Payment - Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Application or Loan File.

    4.10 First Lien Status - Any Claim, if the mortgage, deed of trust or other similar instrument executed by the Borrower and insured hereunder did not provide the Insured at origination with a first lien on the Property.

    4.11 Payment of the Full Benefit of the Primary First Layer Policy - Any portion of any Claim for Loss to the extent the Insured under the related Primary First Layer Policy has not received the amount of the full benefit of the percentage option claim payment under the Primary First Layer Policy (irrespective of the reason or cause, including insolvency of the Primary First Layer Policy insurer or failure of the Insured to maintain the Primary First Layer Policy or to comply with the terms and conditions of the Primary First Layer Policy).

    4.12 Non-Eligible Loans - Any Claim on a Loan that did not meet the Eligibility Criteria applicable to the Loan.

    4.13  Breach of the Insured's Obligations or Failure to Comply with Terms
          - Any Claim involving or arising out of any breach by the Insured of its obligations under, or its failure to comply with:

          (a) the terms of this Policy (in any case where there is no exclusion from coverage or express remedy for such breach or noncompliance under this Policy), or

          (b)  its obligations as imposed by operation of law, and

          (c)  if such breach or failure in (a) or (b):

               (i) materially contributed to the Default resulting in such Claim;

------------------------------------------------------------------------------
                                                                 Page 10 of 20

               (ii) increased the Loss, provided that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount; or

               (iii) resulted from a breach of the Insured's obligations under Section 5.8, irrespective of whether such breach contributed to the Default resulting in such Claim or increased the Loss.

5   Conditions Precedent to Payment of Claim

     It is a condition precedent to the Company's obligation to pay a Loss that the Insured comply with all of the following requirements:

    5.1 Notice of Default - The Insured must give the Company written notice:

          (a) Within forty-five (45) days of the Default, if it occurs when the first payment is due under the Loan; or

          (b)  Within ten (10) days of either:

               (i) the date when the Borrower becomes four (4) months in Default on the Loan; or

               (ii) the date when any Appropriate Proceedings which affect the Loan or the Property or the Insured's or Borrower's interest therein have been started;

               whichever occurs first.


    5.2 Monthly Reports - Following a notice of Default on the Loan, the Insured must give the Company monthly reports on forms or in a format acceptable to the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default. These monthly reports may be furnished less frequently if allowed in writing by the Company and must continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until the Insured has acquired the Property.

    5.3 Company's Option to Accelerate Filing of a Claim - If the Company so directs, at any time after receiving the Insured's notice of Default, the Insured must file a Claim within thirty (30) days after notice from the Company. The Company will then make a payment of Loss in accordance with the per loan loss percentage guaranty option in Section 6.3(b). Thereafter, following the acquisition of Borrower's Title by the Insured, the Insured will be entitled to file a supplemental Claim at the time prescribed in Section 6.1 in an amount equal to the sum of its advances, less the deductions, all as specified in Section 6.2, to the extent not included in the payment of the initial Claim. Such supplemental Claim must be paid by the Company in accordance with Section 6.3(b). No interest shall be included in the Claim Amount under this Section 5.3 after the date that the accelerated Claim is filed. If a Loan for which the Company has paid a Claim is subsequently brought current by the Borrower, the Insured shall refund to the Company the Loss paid by the Company with respect to that Loan. If the Company exercises its option under this Section 5.3, the Company shall not have the right to direct or participate in a deficiency recovery under Section 7.2.

    5.4 Voluntary Conveyance - The Insured may only accept a conveyance of the Property from the Borrower in lieu of foreclosure or other proceeding if the prior written approval of the Company has been obtained. Such approval shall not be considered as an acknowledgement of liability by the Company with respect to such Loan.

    5.5 Appropriate Proceedings - The Insured must begin Appropriate Proceedings no later than when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken. Such instructions may be general or applicable only to specific Loans. The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default. When either defending against or bringing Appropriate Proceedings, the Insured must report their status to the Company as reasonably and expeditiously as possible.

------------------------------------------------------------------------------
                                                                 Page 11 of 20

          In conducting Appropriate Proceedings, the Insured must:

          (a) diligently pursue the Appropriate Proceedings once they have begun;

          (b) apply for the appointment of a receiver and assignment of rents, if permitted by law and requested by the Company;

          (c) upon request by the Company in writing, furnish the Company with the Loan File (whether or not the Insured is the originator of the Loan), the payment and collection history from the servicing file since the inception of coverage of such Loan under this Policy, and copies of all notices and pleadings filed or required in the Appropriate Proceedings;

          (d)  act and bid at the foreclosure sale in accordance with Section
               5.11 so that its ability to preserve, transfer and assign to the Company its rights against the Borrower are not impaired; and so that the rights of the Company under this Policy against the Borrower are fully protected. Such rights include any rights to obtain a deficiency judgment, subject to the Company's compliance with Sections 7.2 and 7.3 relating to establishing a deficiency; and

          (e) when requested by the Company, furnish the Company with a written statement indicating the estimated potential Claim Amount as computed under Section 6.2 at least fifteen (15) days before the foreclosure sale.

    5.6 Mitigation of Damages - The Insured must take appropriate actions to mitigate the Loss. Accordingly, in order to comply with this provision, the Insured's obligations include collecting amounts due under the Loan and offering to any Borrower who has the ability and desire to cure the Default, a repayment plan, a forbearance plan, or a loan modification or other loan workout plan. In the event such efforts fail to cure the Default, the Insured must use its best efforts to effectuate the early disposition of the Property.

          The Company shall be entitled at its sole discretion to actively direct any such mitigation efforts. Such direction may be general or applicable only to specific Loans. The Company must administer this Policy in good faith.

    5.7   Advances - The Insured must advance:

          (a) normal and customary hazard insurance premiums and real estate property taxes, in each case as due and payable;

          (b) reasonable and necessary Property protection and preservation expenses approved by the Company at the time the Company reviews the Claim, which shall not include expenditures to remove an exclusion from coverage under Section 4; and

          (c) reasonable costs to complete Appropriate Proceedings and eviction and moving of occupants, including related court expenses and attorney's fees.

    5.8 Claim Information and Other Requirements - The Insured must provide the Company with:

          (a) a completed form furnished by or acceptable to the Company for payment of a Claim;

          (b) unless previously provided under Section 5.5(c), the Loan File which is the subject of the Claim (whether or not the Insured is the originator of the Loan), the payment and collection history from the servicing file since the inception of coverage of such Loan under this Policy;

          (c) if the Property is not being acquired by the Company: a copy of an executed trustee's or sheriff's deed (which may be unrecorded) conveying Borrower's Title to the Property to the Insured (or satisfactory evidence that the foreclosure sale has been completed if the Borrower's right of redemption has not expired); or a deed from the Borrower (which may be unrecorded) if a voluntary conveyance has been approved by the Company, conveying to the Insured the title that was required by the Company in the approval of the conveyance;

------------------------------------------------------------------------------
                                                                 Page 12 of 20

               In the event the most important cause of Default was a circumstance or event which would prevent the Insured from obtaining Good and Merchantable Title, the Insured shall instead provide the Company with evidence described in Section
               5.8 (d)(ii) below that it has acquired Good and Merchantable Title to the Property;

          (d)  if the Property is being acquired by the Company:

               (i) a recordable deed in normal and customary form containing the customary warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property;

               (ii) a title insurance policy acceptable to the Company or an attorney's opinion of title acceptable to the Company, confirming that the Insured has and can convey to the Company Good and Merchantable Title to the Property; and

               (iii) Possession of the Property, but only if the Company has required such Possession in writing;

          (e)  access to the Property, pursuant to the terms and conditions of
               Section 6.4(b), if requested by the Company under such Section;

          (f) a copy of the claim and evidence of the payment of, and any adjustments to, the claim under the Primary First Layer Policy, if applicable, and other information related to such Primary First Layer Policy as the Company may reasonably request; and

          (g) all other information and documentation reasonably requested by the Company.

    5.9 Acquisition of Borrower's Title Not Required - The Insured will not be required to acquire Borrower's Title to a Property if (a) the Company approves a sale of the Property prior to a foreclosure sale and such sale is closed; (b) the Company requires an early Claim filing pursuant to Section 5.3, except that such acquisition will be required as a condition to the Insured's filing of a supplemental Claim; or (c) the Property is acquired by someone other than the Insured at a foreclosure sale, as provided in Section 5.11, or thereafter pursuant to exercise of rights of redemption.

    5.10  Sale of a Property by the Insured Before End of Settlement Period -

          (a) The Insured must submit to the Company any offer to purchase a Property which is acceptable to the Insured until such time as a Claim is settled under this Policy. Upon such submission, the Company must then promptly notify the Insured that it will either approve or not approve such offer. The Insured shall promptly notify the Company if the approved offer does not close as scheduled.

          (b) If an approved offer expires or is terminated, the Company shall be entitled to pay the Loss payable by:

               (i) paying the per loan loss percentage guaranty option as calculated under Section 6.3(b), or

               (ii) paying the property acquisition settlement option as calculated under Section 6.3(a), and acquiring the Property; but if the Company's right to acquire the Property has expired pursuant to Section 6.5, or been waived, then such acquisition shall be under the same terms and conditions as the expired or terminated offer, except for terms and conditions relating to the sale price and method of payment of the sale price, which shall instead be governed by Section 6.3.

          (c) The following provisions shall apply to offers submitted to the Company under this Section 5.10:

               (i) At the time it presents an offer, the Insured must also provide the Company with a good faith estimate of gross proceeds and expenses in sufficient detail for the Company to calculate the estimated net proceeds described below. The Company may not require any changes to the offer, direct the marketing of the Property, or require any expenditures by the Insured for restoration of the Property as a condition to its approval.

------------------------------------------------------------------------------
                                                                 Page 13 of 20

               (ii) If the Company approves the offer submitted by the Insured, it must also advise the Insured of the estimated net proceeds which it has calculated. The estimated net proceeds calculated by the Company will be the estimated gross sales proceeds to be received by the Insured less all reasonable estimated expenses submitted by the Insured and approved by the Company in its approval of the offer which have been or are expected to be paid by the Insured in obtaining and closing the sale of the Property. If the estimated net proceeds as calculated by the Company are acceptable to the Insured, the Loss payable shall be computed as determined below. If such calculation is not acceptable to the Insured, the offer shall be deemed to have not been approved by the Company.

               (iii) If the Company approves the offer, the Loss payable by the Company under this Section 5.10 will be the lesser of:

                      (A)  the actual net amount as calculated below, or

                      (B)  the per loan loss percentage guaranty option under
                           Section 6.3(b) without regard to a sale of the Property.

                      The actual net amount will be the Claim Amount calculated under Section 6.2, except that (a) delinquent interest will be computed through the closing date for sale of the Property, and (b) the Claim Amount shall be reduced by the actual net proceeds realized by the Insured from the sale of the Property. The actual net proceeds will be determined in the same manner as the estimated net proceeds, but on the basis of the actual sales proceeds. For purposes of computing a Loss, such actual net proceeds shall not be less than the estimated net proceeds calculated by the Company under this subparagraph (iii) or as otherwise approved by the Company.

               (iv) The Company shall not unreasonably withhold its approval of expenses submitted to it after its approval of an offer. Expenses paid to Persons employed or controlled by the Insured or their internal costs will not be allowed in calculation of either the estimated or actual net proceeds.

               (v) If requested by the Company, the Insured shall advise the Company of the name of the real estate broker or other Person marketing the Property and authorize such broker or other Person to release information regarding the marketing and physical condition of the Property to the Company.

    5.11 Foreclosure Bidding Instructions Given by the Company - Unless otherwise directed by the Company, the Insured will be entitled to bid at the foreclosure sale held as part of the Appropriate Proceedings any amount which it determines necessary to obtain Borrower's Title to the Property. The Company will be entitled to direct the Insured to bid an amount to be determined by the Insured within a minimum and maximum range, as follows:

          (a) The minimum amount shall not be less than the fair market value of the Property, but if there has been Physical Damage to the Property which affects its fair market value (as determined before such Physical Damage) by more than ten percent (10%), the fair market value of the Property shall be its fair market value after restoration of the Property.

          (b)  The maximum amount shall not exceed the greater of

               (i) the fair market value of the Property as determined under subparagraph (a) above, or

               (ii) the estimated Claim Amount less the amount which the Company would pay as the per loan loss percentage guaranty option under Section 6.3(b).

          (c) For purposes of this Section 5.11, fair market value shall be determined as of a date acceptable to the Company by an opinion of an independent real estate broker, or by an independent appraiser, in either case selected by or acceptable to the Company.

------------------------------------------------------------------------------
                                                                 Page 14 of 20

          The Insured is not required to acquire Borrower's Title if it has bid in accordance with this Section 5.11, whether or not pursuant to directions from the Company.

    5.12 Effect of Unexpired Redemption Period on Payment of a Claim - If the Insured files a Claim prior to expiration of an applicable redemption period, the Loss payable shall only be computed through the date of filing of the Claim, and if the Company elects to acquire the Property, the Insured will remain responsible for management and control of the Property until the Company's acquisition thereof, which may be after expiration of the redemption period, but not later than as required by Section 6.4.

          If the Company has paid to the Insured a Claim under its per loan loss percentage guaranty option in Section 6.3(b), and the related Property is subsequently redeemed by the Borrower, the Insured shall promptly report such redemption to the Company and reimburse the Company for the amount of the Company's Claim payment, to the extent that the sum of the Company's Claim payment and the amount realized by the Insured from the redemption exceeds the Claim Amount, as would have been calculated through the date of redemption.

    5.13 Collection Assistance - If the Company so requests, the Insured shall permit the Company to cooperatively assist the Insured in the collection of moneys due under the Loan, including obtaining information from the Borrower, attempting to develop payment schedules acceptable to the Insured, conducting Property inspections and requesting appraisals of the Property.

6   Loss Payment Procedure

    6.1   Filing of Claim -

          (a) The Insured shall file a Claim under this Policy after, but no later than sixty (60) days following, the later of

               (i)    Conveyance of Title to the Property, or

               (ii) if applicable, the settlement of a claim under the Primary First Layer Policy.

          (b) If the Insured fails to file a Claim within the period of time required under paragraph 6.1(a) above, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the sixty (60) day period for filing of a Claim.

          (c) If the Insured fails to file a Claim within eighteen (18) months following the Conveyance of Title, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy.

          Once a Claim has been filed, if the Insured fails to satisfy the requirements for a Perfected Claim within one hundred eighty (180) days after such filing (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

    6.2 Calculation of Claim Amount - Subject to Sections 7.5 and 5.3, the Claim Amount will be an amount equal to:

          the sum of:

          (a) the amount of unpaid principal balance due under the Loan as of the date of Default without capitalization of delinquent interest, penalties or advances; and

          (b) the amount of accrued and unpaid interest due on the Loan computed at the contract rate stated in the Loan through the date that the Claim is filed with the Company, but excluding applicable late charges, penalty interest or other changes to the interest rate by reason of Default; and

------------------------------------------------------------------------------
                                                                 Page 15 of 20

          (c)  the amount of advances incurred by the Insured under Section
               5.7 prior to filing of the Claim (except to Persons employed or controlled by the Insured or their other internal costs) provided that:

               (i) Attorney's fees advanced for completion of Appropriate Proceedings and obtaining Possession of the Property will not be allowed to the extent they exceed three percent (3%) of the sum of the unpaid principal balance and the accrued and accumulated interest due; and

               (ii) Such advances, other than attorney's fees, must have first become due and payable after the Default, and payment of such advances must be prorated from the date of Default through the date the Claim is filed with the Company;

              less the sum of:

              (1) the amount of all rents and other payments (excluding proceeds of a sale of the Property and the proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Property or the Loan;

              (2) the amount of cash remaining in any escrow account as of the last payment date;

              (3) the amount of cash or other collateral to which the Insured has retained the right of possession as security for the Loan;

              (4) the amount paid under applicable fire and extended coverage policies which are in excess of the cost of restoring and repairing the Property, if the Property is damaged, and which has not been paid to the Borrower or applied to the payment of the Loan as required by the terms of the Loan;

              (5) the greater of the amount of any claim payment pursuant to a Primary First Layer Policy which the Insured received, or which the Insured should have received as the full Primary First Layer Policy benefit as described in Section 4.11; and

              (6) any other amounts claimed by the Insured to the extent they are excluded from the Claim Amount by reason of
                    Section 4.

    6.3 Payment of Loss; Company's Options - Within the Settlement Period, but only if the Insured has satisfied all requirements for a payment of Loss and the requirements for a Perfected Claim have been met, the Company shall at its sole option exercise its:

          (a) Property Acquisition Settlement Option. Pay to the Insured as the Loss the Claim Amount calculated in accordance with Section
               6.2 for the Company's acquisition of the Property; or

          (b) Per Loan Loss Percentage Guaranty Option. In the event the Company does not acquire the Property, allow the Insured to retain all rights and title to the Property and pay to the Insured as the Loss the lesser of: (i) the difference between the Claim Amount calculated in accordance with Section 6.2 and the amount realized by the Insured pursuant to its sale, if any, of the Property as provided in Section 5.10 and (ii) the Per Loan Loss Percentage option which shall be calculated by multiplying the applicable Per Loan Loss Percentage for such Loan times the Claim Amount (without any reduction for the Primary First Layer Policy claim payment). However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the per loan loss percentage guaranty option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

          (c) Pre-Claim Sale Option. Pay to the Insured as the Loss the amount calculated in accordance with Section 5.10, if the terms and conditions of Section 5.10 are met.

          In addition to the sum due pursuant to the option described above which the Company selects, the Loss payable by the Company will include the other amounts provided for under Sections 6.5 or 7.2 when such

------------------------------------------------------------------------------
                                                                 Page 16 of 20

          Sections are applicable. The Company will deduct from its payment of Loss such amounts as may be permitted by this Policy and the aggregate amounts of any payments of Loss which it had previously made.

          Without limiting the requirements and conditions to filing and payment of a Claim contained in this Policy, if the Property has been acquired by the insurer under a Primary First Layer Policy, no Loss shall be payable under this Policy. For purposes of this Policy any references to "percentage guaranty option" shall be to the "per loan loss percentage guaranty option".

    6.4 Claim Settlement Period - The Settlement Period will be a sixty (60) day period after the Company's receipt of a Claim, calculated as follows:

          (a) No later than the twentieth (20th) day after filing of a Claim, the Company may notify the Insured of additional documents or information which it requires for processing the Claim, upon which the sixty (60) day period shall be suspended until the Company receives such additional documentation and information. Additional items may be requested by the Company after such twenty (20) day period and the Insured must use reasonable efforts to satisfy such request, but the sixty (60) day limit will not be tolled for their receipt.

          (b) No later than the sixtieth (60th) day after filing of a Claim, the Company may notify the Insured that it will require access to the Property sufficient to inspect, appraise and evaluate the Property. If the Company does not notify the Insured by that date, its right to such access will be deemed waived. If such notice is given, the Insured will use its best efforts to provide access to the Company and, if access is not then available, the sixty (60) day period will be suspended from the date such notice was given until the Company receives notice from the Insured that access is available to it. If access is in fact not available when sought by the Company after such notice from the Insured, the Company will promptly notify the Insured of such unavailability, and the passage of the sixty day period will remain suspended as if the Insured's notice of availability had not been given to the Company.

          (c) If the Company has elected to acquire the Property in settlement of a Claim, the sixty day period also will be suspended if necessary for there to be a period of ten (10) days after the date on which the Insured satisfies all conditions to acquisition, including any required restoration of the Property, for the Insured's delivery of a recordable deed and title policy or opinion evidencing Good and Merchantable Title (not subject to any rights of redemption, unless the Company waives such requirement) and, if applicable, delivery of Possession to the Property.

    6.5 Payment by the Company After the Settlement Period - If the Company has not paid a Loss during the Settlement Period, then (a) the Company will include in its payment of Loss, if a Loss is ultimately payable, simple interest on the amount payable accruing after the Settlement Period to the date of payment of Loss at the applicable interest rate or rates which would have been payable on the Loan during such period, and (b) the Company will no longer be entitled to acquire the Property as an option for payment of the Loss.

          The Company must either pay the amount of applicable Loss (including any additional applicable interest as computed above) or deny the Claim in its entirety within (a) one hundred twenty (120) days after expiration of the Settlement Period, or (b) if the Settlement Period has not expired, no later than one hundred eighty (180) days after filing of the Perfected Claim. If at a later date it is finally determined by agreement between the Insured and the Company (or by completion of legal or other proceedings to which the Insured and the Company are parties) that the Company was not entitled to deny all or a portion of the Claim, the Company will include in any resulting subsequent payment of Loss interest as calculated above through the date of such payment on the amount of Loss which the Company was not entitled to deny.

    6.6 Discharge of Obligation - Payment by the Company of the amount of Loss required to be paid in accordance with this Policy will be a full and final discharge of its obligation with respect to such Loss under this Policy.

7   Additional Conditions

    7.1 Proceedings of Eminent Domain - In the event that part or all of a Property is taken by eminent domain, or condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured must require that the Borrower apply the maximum permissible amount of any compensation

------------------------------------------------------------------------------
                                                                 Page 17 of 20
          awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

    7.2   Pursuit of Deficiencies -

          (a) The Insured will be entitled to pursue Appropriate Proceedings, or shall at the direction of the Company pursue Appropriate Proceedings through the end of the Settlement Period, which may result in the Borrower becoming liable for a deficiency after completion of the Insured's acquisition of a Property. Such pursuit may not be directed by the Company unless such deficiency is estimated to exceed $7,500. If the Company proposes to pursue a deficiency judgment, in whole or in part for its account, it will notify the Insured at least thirty
               (30) days before the foreclosure sale. If the Company does not so notify the Insured, the deficiency judgment, if established by the Insured, will be solely for the account of the Insured, and the Company will not be subrogated to any rights to pursue the deficiency judgment.

          (b) The following provisions will apply if, in completing Appropriate Proceedings there are additional expenses advanced pursuant to Section 5.7 or additional interest accrued on the Loan, due to (1) an additional redemptive period or a delay in acquisition of Borrower's Title, which period or delay is directly related to establishing the deficiency judgment or (2) legal proceedings which are necessary to establish and pursue the deficiency judgment and which would not otherwise be the custom and practice used.

               (i) If the deficiency judgment is to be established, in whole or in part, for the account of the Company, the Company must pay the Insured at the time of payment of the Claim, regardless of which settlement option the Company has selected, the full amount of:

                      (A)  such additional expenses advanced pursuant to
                           Section 5.7 by the Insured; and

                      (B) such additional interest accrued on the unpaid principal balance of the Loan at the contract rate stated in the Loan, but excluding applicable late charges, penalty interest, or other changes to the interest rate by reason of Default.

               (ii) If the deficiency judgment is not to be established, in whole or in part, for the account of the Company, none of the additional interest or expenses of the type described in subparagraph (i) above will be included in the Claim Amount or payable at any time by the Company.

               (iii) For purposes of determining the additional expenses described in subparagraph (i) above resulting from pursuing the deficiency judgment, the limitation on attorney's fees in Section 6.2 will not apply.

               (iv) All of the additional interest, expenses, attorney's fees and court expenses described in subparagraph (i) above will be accrued or advanced only through acquisition of Borrower's Title, including any additional redemptive period.

          (c) The Company and the Insured may agree generally or with respect to a Loan to different terms and conditions than set forth in this Section 7.2. The Company and the Insured also may agree to the joint pursuit or other arrangements for the collection of deficiency judgments on mutually acceptable terms and conditions.

    7.3 Subrogation - Subject to Section 7.2(a), and only to the extent that the Company is entitled under applicable law to pursue such deficiency rights, the Company will be subrogated, upon payment of the Loss, in the amount thereof and with an equal priority to all of the Insured's rights of recovery against a Borrower and any other Person relating to the Loan or to the Property. The Insured must execute and deliver at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer, assign and secure such rights. The Insured shall refrain from any action, either before or after payment of a Loss, that prejudices such rights.

    7.4 Policy for Exclusive Benefit of the Insured - A Certificate issued as the result of any Application submitted hereunder and the coverage provided under this Policy will be for the sole and exclusive benefit of the

------------------------------------------------------------------------------
                                                                 Page 18 of 20

          Insured, its successors and permitted assigns, and in no event will any Borrower or other Person be deemed a party to, or an intended beneficiary of, this Policy or any Certificate.

    7.5 Effect of Borrower Insolvency or Bankruptcy on Principal Balance - If under applicable insolvency or bankruptcy law, a Loan's principal balance secured by a Property is reduced (after all appeals of such reduction are final or the time for such appeals has lapsed without appeal), the portion of such principal balance of the Loan not secured by the Property, and related interest, will be included in the Claim Amount, as provided in this Section 7.5.

          If a Default occurs on the Loan, the Insured has acquired Borrower's Title or Good and Merchantable Title to the Property as required by this Policy, and all other requirements for filing of a Claim are complied with, the Insured will be entitled to include in the Claim Amount (a) the amount of the principal balance of the Loan which was deemed unsecured under applicable insolvency or bankruptcy law, less any collections or payments on such unsecured principal balance received by the Insured, and (b) interest thereon at the rate and as computed in Section 6.2, from the date of Default giving rise to the Claim (but for no prior period). In no event will any expenses or other amounts associated with the amount by which the principal balance of the Loan became unsecured be included in the Claim Amount, directly or by an addition to the principal balance included in the Claim Amount.

    7.6   Arbitration of Disputes; Suits and Actions Brought by the Insured -

          (a) Unless prohibited by applicable law, all controversies, disputes or other assertions of liability or rights arising out of or relating to this Policy, including the breach, interpretation or construction thereof, shall be settled by arbitration. Notwithstanding the foregoing, the Company or the Insured both retain the right to seek a declaratory judgment from a court of competent jurisdiction on matters of interpretation of this Policy. Such arbitration shall be conducted in accordance with the Title Insurance Arbitration Rules of the American Arbitration Association in effect on the date the demand for arbitration is made, or if such Rules are not then in effect, such other Rules of the American Arbitration Association as the Company may designate as its replacement.

               The arbitrator(s) shall be neutral person(s) selected from the American Arbitration Association's National Panel of Arbitrators familiar with the mortgage lending or mortgage guaranty insurance business. Any proposed arbitrator may be disqualified during the selection process, at the option of either party, if they are, or during the previous two (2) years have been, an employee, officer or director of any mortgage guaranty insurer, or of any entity engaged in the origination, purchase, sale or servicing of mortgage loans or mortgage-backed securities.

          (b) No suit or action (including arbitration hereunder) brought by the Insured against the Company with respect to the Company's liability for a Claim under this Policy shall be sustained in any court of law or equity or by arbitration unless the Insured has substantially complied with the terms and conditions of this Policy, and unless the suit or action is commenced within three (3) years (five (5) years in Florida or Kansas) after the Insured has acquired Borrower's Title to the Property or sale of the Property approved by the Company is completed, whichever is applicable to a Loan. No such suit or action with respect to a Claim may be brought by the Insured against the Company until sixty (60) days after such acquisition of Borrower's Title or sale, as applicable to a Loan.

          (c) If a dispute arises concerning the Loan which involves either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent. The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan.

    7.7 Release of Borrower; Defenses of Borrower - The Insured's execution of a release or waiver of the right to collect any portion of the unpaid principal balance of a Loan or other amounts due under the Loan will release the Company from its obligation under its Certificate to the extent and amount of said release. If, under applicable law, the Borrower successfully asserts defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, or if for any other reason the Borrower is released from such obligation, the Company will be released to the same extent and amount from its liability under this Policy, except as provided by Section 7.5.

------------------------------------------------------------------------------
                                                                 Page 19 of 20

    7.8   Amendments; No Waiver; Rights and Remedies; Use of Term "Including" -

          (a) The Company reserves the right to amend the terms and conditions of this Policy from time to time; provided, however, that any such amendment will be effective only after the Company has given the Insured written notice thereof by endorsement setting forth the amendment. Such amendment will only be applicable to those Certificates issued on or after the effective date of the amendment.

          (b) No condition or requirement of this Policy will be deemed waived, modified or otherwise compromised unless that waiver, modification or compromise is stated in a writing properly executed on behalf of the Company. Each of the conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one will not be construed as a waiver, modification or compromise of any other.

          (c) No right or remedy of the Company provided for by this Policy will be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company at law or equity.

          (d) As used in this Policy, the term "include" or "including" will mean "include or including, without limitation."

    7.9 No Agency - Neither the Insured, any Servicer, nor any of their employees or agents (including the Persons underwriting the Loan on behalf of the Insured) will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be agents of any Insured or Servicer.

    7.10 Successors and Assigns - This Policy will inure to the benefit of and shall be binding upon the Company and the Insured and their respective successors and permitted assigns.

    7.11 Applicable Law and Conformity to Law - All matters under this Policy will be governed by and construed in accordance with the laws of the jurisdiction in which the office of the original Insured on a Certificate is located. Any provision of this Policy which is in conflict with any provision of the law of such jurisdiction is hereby amended to conform to the provisions required by that law.

    7.12 Notice - All claims, premium payments, tenders, reports, other data and any other notices required to be submitted to the Company by the Insured must be sent to the Company at MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202. The Company may change this address by giving written notice to the Insured. Unless the Insured otherwise notifies the Company in writing, all notices to the Insured must be sent to the address on the face of this Policy or, if the Insured is not located at such address, to the last known address of the Insured.

          All notices under this Policy, whether or not identified in this Policy as required to be in writing, will be effective only if in writing and only upon receipt thereof. Written notices may instead be given in the form of telecopy or, if acceptable to the Company (for notices given to the Company) or to the Insured (for notices given to the Insured) in the form of computer tape or computer-generated or any other electronic message. A telecopy or such tape or message shall be effective only when received. The Company and the Insured may mutually agree that notices will be sent to any additional Person. Except as expressly agreed to by the Company and the Insured, no liability shall be incurred by the Company for the failure to give a notice to a Person other than the Insured.

    7.13 Reports and Examinations - The Company may request, and the Insured must provide, such files, reports or information as the Company may deem necessary pertaining to any Loan, and the Company will be entitled to inspect the files, books and records of the Insured or any of its representatives pertaining to such Loan.

    7.14 Electronic Media - The Company and the Insured may, from time to time, deliver or transfer information, documents or other data between them by electronic media acceptable to them. In addition, the Company and the Insured may maintain information, documents or other data on electronic media or other media generally accepted for business records, including microfiche. Such electronic or other media will be as equally acceptable for all purposes between the Insured and the Company as information, documents or other data maintained in printed or written form.

------------------------------------------------------------------------------
                                                                 Page 20 of 20